UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016 (February 16, 2016)

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GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation or organization)	1-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (404) 504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 16, 2016, Gray Television, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Company’s acquisition of the television and radio broadcast assets of Schurz Communications, Inc. (“Schurz”) for an adjusted purchase price of $443.4 million plus transaction related expenses (the “Schurz Acquisition”). The Initial Report also reported that the Company (i) sold certain television stations on February 1, 2016 and February 16, 2016 to facilitate regulatory approvals for the Schurz Acquisition and acquired two new television stations as part of those divestiture transactions and (ii) divested the Schurz radio stations to three radio broadcasters on February 16, 2016.

This Current Report on Form 8-K/A amends the Initial Report to include the historical financial statements of Schurz and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits required by Item 9.01(d) of Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item are hereby incorporated by reference herein from Exhibits 99.2 and 99.3 to the Company’s Current Report on Form 8-K, dated January 11, 2016 (File No. 001-13796).

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information as of and for the nine month period ended September 30, 2015 and for the year ended December 31, 2014 is incorporated by reference from Exhibit 99.3 to this Report.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP

99.1

The broadcast operations of Schurz Communications, Inc. condensed combined balance sheets (unaudited) as of September 30, 2015 and December 31, 2014, condensed combined statements of income (loss) (unaudited) for the nine months ended September 30, 2015 and 2014, and condensed combined statements of cash flows (unaudited) for the nine months ended September 30, 2015 and 2014, and the Schurz Communications, Inc. independent auditors’ review report (incorporated by reference from Exhibit 99.2 to the Company’s Current Report on Form 8-K furnished to the SEC on January 11, 2016)

99.2

The broadcast operations of Schurz Communications, Inc. audited combined financial statements as of and for the year ended December 31, 2014 and independent auditors’ report (incorporated by reference from Exhibit 99.3 to the Company’s Current Report on Form 8-K furnished to the SEC on January 11, 2016)

99.3	Unaudited pro forma condensed combined financial information as of and for the nine month period ended September 30, 2015 and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: April 25, 2016	By:	/s/ James C. Ryan
James C. Ryan Executive Vice President and Chief Financial Officer

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP

99.1

The broadcast operations of Schurz Communications, Inc. condensed combined balance sheets (unaudited) as of September 30, 2015 and December 31, 2014, condensed combined statements of income (loss) (unaudited) for the nine months ended September 30, 2015 and 2014, and condensed combined statements of cash flows (unaudited) for the nine months ended September 30, 2015 and 2014, and the Schurz Communications, Inc. independent auditors’ review report (incorporated by reference from Exhibit 99.2 to the Company’s Current Report on Form 8-K furnished to the SEC on January 11, 2016)

99.2

The broadcast operations of Schurz Communications, Inc. audited combined financial statements as of and for the year ended December 31, 2014 and independent auditors’ report (incorporated by reference to Exhibit 99.3 from the Company’s Current Report on Form 8-K furnished to the SEC on January 11, 2016)

99.3	Unaudited pro forma condensed combined financial information as of and for the nine month period ended September 30, 2015 and for the year ended December 31, 2014

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